EXHIBIT 32.1

                                WRITTEN STATEMENT
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350

     The undersigned, Timothy G. Wahlberg and John A. Irwin, the Chief Executive Officer and the Chief Financial Officer, respectively, of Evergreen Holdings, Inc. (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.ss.1350, hereby certify to the best of their knowledge that:

     (i) the Annual Report on Form 10-K of the Company for the annual period ended February 29, 2004 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: June 11, 2004



                                           /s/  TIMOTHY G. WAHLBERG
                                           ------------------------
                                           Timothy G. Wahlberg,
                                           President and Chief Executive Officer


                                           /s/    JOHN A. IRWIN
                                           --------------------
                                           John A. Irwin,
                                           Chief Financial Officer